UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2022

OAKTREE STRATEGIC CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 814-01471	87-6827742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Effective on and as of May 25, 2022, Oaktree Strategic Credit Fund (the “Company”) entered into an incremental commitment and assumption agreement (the “Incremental Commitment and Assumption Agreement”) among the Company, as borrower, the subsidiary guarantor party thereto (the “Subsidiary Guarantor”), ING Capital LLC, as administrative agent and issuing bank (the “Administrative Agent”), Sumitomo Mitsui Banking Corporation and MUFG Bank, LTD. (together with Sumitomo Mitsui Banking Corporation, the “Assuming Lenders”). The Incremental Commitment and Assumption Agreement relates to the Senior Secured Revolving Credit Agreement, dated as of March 25, 2022, among the Company, as borrower, the lenders party thereto and the Administrative Agent (the “Credit Agreement”).

Pursuant to the Incremental Commitment and Assumption Agreement, among other things, each Assuming Lender (i) became a Lender (as defined in the Credit Agreement) to the Credit Agreement and (ii) agreed to make a Commitment (as defined in the Credit Agreement) to the Company in the amount of $150 million. The Incremental Commitment and Assumption Agreement increases the aggregate amount of Commitments under the Credit Agreement from $150 million to $450 million.

The description above is only a summary of the material provisions of the Incremental Commitment and Assumption Agreement and is qualified in its entirety by reference to a copy of the Incremental Commitment and Assumption Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Incremental Commitment and Assumption Agreement, dated as of May 25, 2022, among the Company, the Subsidiary Guarantor, the Assuming Lenders and the Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND
(Registrant)

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	General Counsel and Secretary

Date: May 27, 2022

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